UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  March 31, 2009
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GYRODYNE COMPANY OF AMERICA, INC.
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(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1 FLOWERFIELD, Suite 24
ST. JAMES, NEW YORK 11780
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(Address of principal executive
offices) (Zip Code)

(631) 584-5400
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Registrant's telephone number,
including area code

N/A
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Gyrodyne Company of America, Inc. and Subsidiaries (the “Company”) hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2009 (the “Form 8-K”) in order to file the Financial Statements under Rule 3-14 of Regulation S-X and the Pro Forma Financial Information under Article 11 of Regulation S-X related to the acquisition of two office buildings in a medical office complex known as Fairfax Medical Center in Fairfax, Virginia from Fairfax Medical Center, LLC as originally reported in the Form 8-K.

Item 9.01. Financial Statements and Exhibits

Page
Financial Statements under Rule 3-14 of Regulation S-X
for Fairfax Medical Center

Report of Independent Registered Public Accounting Firm	2

Statements of Revenue and Certain Expenses for the year ended December 31, 2008, and for the three-month period ended March 31, 2009 (unaudited), with accompanying notes	3

Pro Forma Financial Statement Information under Article 11 of Regulation S-X	5

Unaudited Pro Forma Consolidated Statements of Operations of Gyrodyne Company of America, Inc. and Subsidiaries for the year ended December 31, 2008, and for the three months ended March 31, 2009, with accompanying notes and adjustments	6

Signature	9

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Gyrodyne Company of America, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of Fairfax Medical Center located in Fairfax, Virginia (the “Property”) for the year ended December 31, 2008.  This Statement is the responsibility of the Company's management.  Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Company is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis of designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on form 8-K/A of Gyrodyne Company of America, Inc.) as described in Note 1 and is not intended to be a complete representation of the Property’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Fairfax Medical Center for the year ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ HOLTZ RUBENSTEIN REMINICK LLP

Melville, New York
June 15th, 2009

FAIRFAX MEDICAL CENTER

Statements of Revenue and Certain Expenses

	For the Year Ended	For the Three Months Ended
	December 31, 2008	March 31, 2009
		(unaudited)

Revenue	$1,256,118	$299,148

Certain Expenses:
Property operating	210,931	56,778
Real estate taxes	94,223	29,917
Total expenses	305,154	86,695

Revenue in excess of certain expenses	$950,964	$212,453

The accompanying notes are an integral part of these financial statements

FAIRFAX MEDICAL CENTER

Notes to Statements of Revenue and Certain Expenses

1.	BACKGROUND AND BASIS OF PRESENTATION

The accompanying Statements of Revenue and Certain Expenses (the “Statements”) include the operations of the Fairfax Medical Center (the “Property”) for the year ended December 31, 2008 and the three months ended March 31, 2009. The Property was acquired by a wholly-owned subsidiary of Gyrodyne Company of America, Inc. (the “Company”) on March 31, 2009, for $12,891,000. The Property is a 58,000 square-foot multi-tenant two building complex located in Fairfax, Virginia.

The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the current reports on Form 8-K of the Company as required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14. The Statements are not intended to be a complete presentation of the actual operations of the Property for the year ended December 31, 2008 and for the three months ended March 31, 2009. Expenses excluded relate to the Property’s management fees, depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Property.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Real Estate
Costs related to the acquisition of and improvements to the Property and related equipment are capitalized. Expenditures related to repairs and maintenance are expensed as incurred.

Revenue Recognition
Rental revenues are recorded on a straight-line basis over the term of the leases. Reimbursements from tenants for real estate taxes are recognized as revenue in the period the applicable expenses are incurred.

Property Operating Expenses
Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, repairs and insurance costs that are expected to continue in the ongoing operation of the Property. Reimbursements from tenants for recoverable operating expenses are recognized as reductions in operating expenses in the period the applicable expenses are incurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the financial statements.

Interim Statements
The statement for the three months ended March 31, 2009 is unaudited and has been presented for informational purposes; however, in the opinion of the Company’s management, all significant adjustments necessary for a fair presentation of the Statement for the interim period have been included. The Company is not aware of any other material factors relating to the Property that would cause the reported financial information not to be indicative of the operating results.

PRO FORMA FINANCIAL STATEMENTS

The purchase of the Fairfax Medical Center occurred on March 31, 2009 and is reflected in the balance sheet as of March 31, 2009 in the Company’s Form 10-Q, as of the same date, which was filed on May, 15, 2009.

The following unaudited, pro forma consolidated statement of operations for the year ended December 31, 2008, has been prepared to reflect the acquisition of the Fairfax Medical Center as if such transaction had been completed on January 1, 2008.

The following unaudited, pro forma consolidated statement of operations for the three months ended March 31, 2009, has been prepared to reflect the acquisition of the Fairfax Medical Center as if such transaction had been completed on January 1, 2009.

These unaudited, pro forma consolidated financial statements should be read in conjunction with the audited financial statements of the Company and the related management’s discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the year ended December 31, 2008 and our unaudited March 31, 2009 Form 10-Q. In the opinion of management, all material adjustments to reflect the effects of this transaction have been made.

The pro forma consolidated financial information is unaudited and is not necessarily indicative of the results that would have occurred if the transaction had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods. In addition, in conjunction with these unaudited pro forma consolidated financial statements, you should read the Statements of Revenue and Certain Expenses of the acquired property contained elsewhere in this Form 8-K/A.

GYRODYNE COMPANY OF AMERICA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Year Ended December 31, 2008
	Historical [1]	Acquisition [2]	Pro Forma
Revenues
Rental income	$3,091,542	$1,256,118	$4,347,660

Expenses
Rental expenses	1,225,049	285,065	1,510,114
General and administrative expenses	2,550,713	33,001	2,583,714
Depreciation	359,626	278,807	638,433
Total	4,135,388	596,873	4,732,261

Other Income (Expenses):
Interest income	556,058	-	556,058
Interest expense	(465,963)	(472,695)	(938,658)
Total	90,095	(472,695)	(382,600)

(Loss) Income Before Benefit for Income Taxes	(953,751)	186,550	(767,201)
Benefit for Income Taxes	(2,496,000)	(4,127,000)	(6,623,000)
Net Income	$1,542,249	$4,313,550	$5,855,799

Net Income Per Common Share:
Basic	$1.20		$4.54
Diluted	$1.20		$4.54

Weighted Average Number Of Common
Shares Outstanding:
Basic	1,289,878		1,289,878
Diluted	1,289,878		1,289,878

The accompanying notes are an integral part of this statement

GYRODYNE COMPANY OF AMERICA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Three Months Ended March 31, 2009
	Historical [3]	Acquisition [4]	Pro Forma
Revenues
Rental income	$858,710	$295,788	$1,154,498

Expenses
Rental expenses	335,866	86,695	422,561
General and administrative expenses	851,322	9,557	860,879
Depreciation	113,900	69,702	183,602
Total	1,301,088	165,954	1,467,042

Other Income (Expenses):
Interest income	94,893	-	94,893
Realized gain on marketable securities	123,442	-	123,442
Interest expense	(161,369)	(105,575)	(266,944)
Total	56,966	(105,575)	(48,609)

(Loss) Income Before Benefit for Income Taxes	(385,412)	24,259	(361,153)
Benefit for Income Taxes	(4,127,000)	-	(4,127,000)
Net Income	$3,741,588	$24,259	$3,765,847

Net Income Per Common Share:
Basic	$2.90		$2.92
Diluted	$2.90		$2.92

Weighted Average Number Of Common
Shares Outstanding:
Basic	1,289,878		1,289,878
Diluted	1,289,878		1,289,878

The accompanying notes are an integral part of this statement

GYRODYNE COMPANY OF AMERICA, INC. AND SUBSIDIARIES

Notes and Adjustments to Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2008 and the Three Months Ended March 31, 2009
(unaudited)

1.	This column represents the results of Gyrodyne Company of America, Inc. and Subsidiaries for the year ended December 31, 2008 as filed on Form 10-K with the Securities and Exchange Commission.

2.
This column represents the historical operations of Fairfax Medical Center as if the Company had owned the property for the entire twelve month period shown, adjusted for depreciation in the amount of $278,807, depreciated on a 39 year life, and interest expense in the amount of $472,695, as if the Company had paid the mortgage on the property for the twelve months ended December 31, 2008. In addition, the deferred tax credit in the amount of $4,127,000 has been shown as part of the acquisition since, as a REIT, the purchase of the Fairfax Medical Center will eliminate that portion of the deferred tax created from the condemnation of the Flowerfield property.

3.
This column represents the results of Gyrodyne Company of America, Inc. and Subsidiaries for the three months ended March 31, 2009 filed on Form 10-Q with the Securities and Exchange Commission and includes the following acquisition items resulting from the March 31, 2009 acquisition: Interest expense of $13,056 has been booked as part of the closing costs and the deferred tax credit in the amount of $4,127,000 since, as a REIT, the purchase of the Fairfax Medical Center on March 31, 2009 will eliminate that portion of the deferred tax created from the condemnation of the Flowerfield property.

4.
This column represents the historical operations of Fairfax Medical Center as if the Company had owned the property for the entire three month period shown adjusted for depreciation in the amount of $69,702, depreciated on a 39 year life, and interest expense in the amount of $105,575 ($118,631 less $13,056 recorded on March 31, 2009 in the Historical financial statements) as if the Company had made mortgage payments on the property during the three months ended March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By: /s/ Stephen V. Maroney

Stephen V. Maroney
President, Chief Executive Officer and Treasurer

Date:  June 15, 2009